SUPPLEMENT DATED JANUARY 25, 2023

TO THE INVESTOR CLASS AND INSTITUTIONAL CLASS PROSPECTUSES

DATED APRIL 28, 2022, AS SUPPLEMENTED, AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2022, AS SUPPLEMENTED, OF

MATTHEWS ASIA FUNDS

For all existing and prospective shareholders of Matthews Korea Fund – Investor Class Shares (MAKOX) and Institutional Class Shares (MIKOX):

At a meeting held on January 12, 2023, the Board of Trustees (the “Board”) of Matthews International Funds, d/b/a Matthews Asia Funds, agreed to consider in early 2023 the conversion (the “Conversion”) of the Matthews Korea Fund (the “Fund”) to a newly created exchange-traded fund (an “ETF”), to be named the Matthews Korea Active ETF (the “Korea ETF”).

The Korea ETF will be managed in a substantially similar manner as the Fund, with identical investment objectives and fundamental investment policies and substantially similar investment strategies. If approved by the Board, it is anticipated that the Conversion would occur in 2023. By converting the Fund to an ETF, Matthews International Capital Management, LLC (“Matthews”), the Fund’s investment adviser, believes shareholders in the Fund could benefit from lower overall net expenses, additional trading flexibility, increased portfolio holdings transparency and enhanced tax efficiency.

Matthews is communicating the proposed plans prior to formal Board approval in order to provide ample notice of the planned Conversion and allow shareholders time to engage with Matthews on the implications of the proposed transaction, including the need to have a brokerage account before the Conversion occurs.

The Conversion would consist of (1) the transfer of all or substantially all of the Fund’s assets, subject to its liabilities, to the Korea ETF for shares of the Korea ETF; and (2) the distribution of the Korea ETF shares to Fund shareholders, after which the Fund will no longer exist. It is anticipated that if approved by the Board, the Conversion will not require shareholder approval.

When the Conversion is considered, the Board, including the Trustees not deemed to be “interested persons” of the Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine that it is in the best interests of the Fund and that the Conversion would not dilute the interests of the Fund’s shareholders.

The Korea ETF has not commenced investment operations, and it is not expected to have shareholders before the Conversion. If the Conversion is approved by the Board, existing shareholders of the Fund will receive a combined information statement/prospectus describing in detail both the Conversion and the Korea ETF, and summarizing the Board’s considerations in approving the Conversion.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in lieu of fractional shares of the Korea ETF.

In connection with the proposed Conversion, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn, and it will not be distributed to shareholders unless and until it is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.matthewsasia.com and a paper copy can be obtained at no charge by calling 800-789-ASIA (2742).

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Please retain this Supplement with your records.

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